Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Fourth Quarter 2008

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                  OUR MANAGERS’ OR TENANTS’ ABILITY TO PAY RETURNS OR RENT TO US;

•                  OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL;

•                  OUR INTENT TO REFURBISH, REBRAND OR MAKE IMPROVEMENTS TO CERTAIN OF OUR PROPERTIES;

•                  THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY;

•                  OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS;

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS;

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT;

•                  OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES; AND

•                  OTHER MATTERS.

THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS;

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND RMR AND ITS RELATED ENTITIES AND CLIENTS;

•                  CHANGES IN PERSONNEL OR THE LACK OF AVAILABILITY OF QUALIFIED PERSONNEL;

•                  CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, GOVERNMENTAL REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS;

•                  LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFYAS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES;

•                  COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL, TRANSPORTATION AND TRAVEL CENTER INDUSTRIES; AND

•                  COMPETITION WITHIN THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES GENERALLY AND AMONG REITS.

FOR EXAMPLE:

•                  IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY;

•                  HOTEL ROOM DEMAND IS USUALLY A REFLECTION OF THE GENERAL ECONOMIC ACTIVITY IN THE COUNTRY; AND IF HOTEL ROOM DEMAND BECOMES FURTHER DEPRESSED DURING THE CURRENT U.S. RECESSION, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR MANAGERS AND TENANTS MAY SUFFER AND OUR OPERATORS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS;

•                  THE CURRENT U.S. RECESSION MAY CONTINUE FOR LONGER OR BE WORSE THAN WE NOW ANTICIPATE.  SUCH CIRCUMSTANCES MAY FURTHER REDUCE THE DEMAND FOR GOODS AND SERVICES OF TRAVELCENTERS OF AMERICA LLC, OR TA, OUR TRAVEL CENTERS TENANT, AND FURTHER REDUCE TA’S ABILITY TO GENERATE THE CASH FLOWS NECESSARY TO PAY OUR RENTS;

•                  DEPRESSED HOTEL OPERATING RESULTS MAY RESULT IN A DEMAND ON GUARANTORS OF OUR MINIMUM RETURNS OR RENTS TO PAY SOME OF THE MINIMUM RETURNS DUE TO US AND SUCH GUARANTORS MAY BE UNABLE OR UNWILLING TO MEET THEIR OBLIGATIONS;

•                  THE PRICE WHICH TA MUST PAY TO PURCHASE DIESEL FUEL AND OTHER PRODUCTS WHICH IT SELLS MAY MATERIALLY INCREASE, AND THESE PRICE INCREASES MAY INCREASE TA’s WORKING CAPITAL REQUIREMENTS MORE THAN CURRENTLY EXPECTED AND REDUCE TA’s ABILITY TO PAY OUR RENTS;

•                  FUEL CONSERVATION EFFORTS, AN EXTENDED PERIOD OF LIMITED ACTIVITY IN THE HOUSING DEVELOPMENT INDUSTRY OR A SIGNIFICANT AND PROLONGED DECLINE IN THE IMPORT INTO THE U.S. OF CONSUMER GOODS, MAY EACH AFFECT THE DEMAND FOR TA’S GOODS AND SERVICES AND TA’S ABILITY TO PAY RENTS TO US, INCLUDING DEFERRED AMOUNTS DUE TO US;

•                  TA MAY BE OR BECOME UNABLE TO PROPERLY MANAGE ITS BUSINESS TO PRODUCE ADEQUATE CASH FLOWS TO PAY ITS OBLIGATIONS; AND

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING TERMS, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES.

THESE RESULTS COULD OCCUR FOR MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” OF OUR ANNUAL REPORT ON FORM 10-K.

FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY APPLICABLE LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

COMPANY PROFILE

The Company:

Hospitality Properties Trust, or HPT, is a real estate investment trust, or REIT.  As of December 31, 2008, we owned 289 hotels and 185 travel centers located in 44 states, Puerto Rico and Canada. At December 31, 2008, our properties were operated by companies under thirteen long term management or lease agreements. We are the only investment grade rated, publicly owned hospitality REIT in the world and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000 Index, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

HPT is managed by Reit Management & Research LLC, or RMR. RMR was founded in 1986 to manage public investments in real estate. As of December 31, 2008, RMR managed one of the largest portfolios of publicly owned real estate in North America, including over 1,300 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 585 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing HPT, RMR also manages HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings and industrial properties, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and TravelCenters of America LLC, which is our largest tenant.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of several publicly traded mutual funds, the RMR Funds, which principally invest in unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $16 billion as of December 31, 2008.  We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels and travel centers operated by qualified managers. Our properties are managed or leased under long term agreements that provide us cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our properties by charging rent increases based upon percentages of gross revenue increases at our leased properties and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. Generally, we prefer to purchase multiple properties in one transaction because we believe a single operating agreement for multiple properties in diverse locations enhances the stability of our cash flows. When we buy individual properties we usually add those properties to a combination lease or management agreement for other properties that we own. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 964-8389
(f) (617) 969-5730

Common Shares — HPT

Preferred Shares Series B — HPT-B

Preferred Shares Series C — HPT-C

Senior Unsecured Debt Ratings:

Standard & Poor’s — BBB

Moody’s — Baa2

Portfolio Data by Manager (as of 12/31/08):

Manager	Number of Properties	Number of Rooms/ Suites (1)	Percent of Number of Rooms/ Suites (1)	Investment (000s)	Percent of Total Investment	Annualized Minimum Return / Rent (000s)	Percent of Total Minimum Return / Rent

InterContinental	131	20,140	47%	$1,778,826	28%	$153,270	27%
Marriott International	125	17,920	42%	1,545,775	24%	157,764	27%
Hyatt	22	2,725	6%	299,342	5%	21,777	4%
Carlson	11	2,096	5%	202,251	3%	12,920	2%
TA (2)(3)	185	N/A	N/A	2,537,860	40%	226,078	40%
Total	474	42,881	100%	$6,364,054	100%	$571,809	100%

Operating Statistics by Operating Agreement (Q4 2008):

	Number of	Number of Rooms/	Annualized Minimum Return /	Percent of Total Minimum	Coverage (4)		RevPAR Change (5)
Operating Agreement	Properties	Suites (1)	Rent (000s)	Return / Rent	Q4	LTM	Q4	LTM
InterContinental (no. 1)	31	3,844	$37,882	7%	0.87x	1.13x	-7.3%	0.9%
InterContinental (no. 2)	76	9,220	50,000	9%	1.08x	1.38x	-7.9%	-1.7%
InterContinental (no. 3)	14	4,139	44,258	8%	0.86x	1.23x	-9.7%	-2.1%
InterContinental (no. 4)	10	2,937	21,130	4%	0.74x	1.02x	-3.6%	1.1%
Marriott (no. 1)	53	7,610	58,722	10%	1.23x	1.47x	-14.8%	-5.5%
Marriott (no. 2)	18	2,178	20,984	3%	1.06x	1.13x	-9.4%	-4.3%
Marriott (no. 3) (6)	34	5,020	44,028	8%	0.96x	1.17x	-11.1%	-4.5%
Marriott (no. 4)	19	2,756	28,508	5%	1.03x	1.15x	-10.3%	-2.3%
Marriott (no. 5) (6)	1	356	5,522	1%	-0.01x	0.37x	-17.1%	-4.8%
Hyatt	22	2,725	21,777	4%	0.87x	1.07x	7.1%	23.9%
Carlson	11	2,096	12,920	2%	1.11x	1.42x	-14.0%	-3.0%
TA (no. 1) (2)(3)	145	N/A	159,901	28%	1.59x	1.43x	N/A	N/A
TA (no. 2) (2)	40	N/A	66,177	11%	1.69x	1.52x	N/A	N/A
Total / Average	474	42,881	$571,809	100%			-9.7%	-1.6%

(1)       18 of our TA properties include hotels.  The rooms associated with these hotels have been excluded from total number of rooms.

(2)       Effective July 1, 2008, we entered into a rent deferral arrangement with TA which provides TA the option to defer payments of up to $5,000/month of rent under its two leases for the period July 1, 2008 until December 31, 2010.  For the quarter and year ended December 31, 2008, TA deferred $15,000 and $30,000, respectively, in rents.  TA rents presented in this report represent their contractual obligation and do not reflect any rent deferral.

(3)       The amount of annual minimum rent payable to us under TA agreement no. 1 is scheduled to increase to $163,689, $167,641, $172,605 and $177,618 in 2009, 2010, 2011 and 2012, respectively.  These represent contractual rent amounts and do not reflect the impact of any rent deferrals (see note 2).

(4)       We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions, divided by the minimum return or minimum rent payments due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.  TA rent coverage ratios have been calculated based upon the contractual rent amounts and do not reflect the impact of any rent deferrals (see Note 2).

(5)       We define RevPAR as hotel room revenue per day per available room.  RevPar change is the RevPar percentage change in the periods ending December 31, 2008 over the comparable year earlier periods.

(6)       Effective January 1, 2008 we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries.  The rent due to us for this hotel is guaranteed by Marriott International, Inc.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Bruce M. Gans, M.D. (1)	William A. Lamkin
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President and Chief Operating Officer	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Senior Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Director of Investor Relations, at
(website) www.hptreit.com	(617) 796-8232 or tbonang@hptreit.com, or Carlynn Finn,
Manager of Investor Relations at (617) 796-8232
or cfinn@hptreit.com

(1)               On January 7, 2009, Frank J. Bailey, one of our independent trustees, notified our board of trustees of his resignation from the board effective January 30, 2009.  Mr. Bailey advised the board that the resignation was in connection with his recent appointment to serve as a Federal Bankruptcy Judge for the District of Massachusetts. On February 6, 2009, our board of trustees elected Bruce M. Gans, M.D., Executive Vice President and Chief Medical Officer of the Kessler Institute for Rehabilitation in West Orange, New Jersey, as an independent trustee to fill the vacancy created by Mr. Bailey’s resignation.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

RESEARCH COVERAGE

Equity Research Coverage

Keefe, Bruyette & Woods	Stifel, Nicolaus
Smedes Rose	Rod Petrik
(212) 887-3696	(410) 454-4131

Morgan Keegan	UBS
Napoleon Overton	William Truelove
(901) 579-4865	(212) 713-8825

Morgan Stanley	Wachovia Securities
Celeste Mellet Brown	Jeffrey Donnelly
(212) 761-3896	(617) 603-4262

RBC
Mike Salinsky
(216) 378-7627

Debt Research Coverage

Credit Suisse	UBS
John Giordano	Michael Dimler
(212) 538-4935	(203) 719-3841

Wachovia Securities
Thierry Perrein
(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Beth Campbell
(212) 553-4831	(212) 438-2415

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007

Shares Outstanding:
Common shares outstanding (at end of period)	93,992	93,982	93,951	93,893	93,893
Weighted average common shares outstanding - basic and diluted (1)	93,984	93,954	93,942	93,893	93,891

Common Share Data:
Price at end of period	$14.87	$20.52	$24.46	$34.02	$32.22
High during period	$19.54	$24.80	$34.03	$36.98	$43.18
Low during period	$7.20	$18.87	$24.46	$30.40	$32.02
Annualized dividends paid per share	$3.08	$3.08	$3.08	$3.08	$3.08
Annualized dividend yield (at end of period)	20.7%	15.0%	12.6%	9.1%	9.6%

Book Capitalization:
Total debt	$2,668,288	$2,679,065	$2,672,842	$2,667,619	$2,579,391
Plus: total shareholders’ equity	2,602,867	2,628,214	2,667,460	2,762,420	2,786,434
Total book capitalization	$5,271,155	$5,307,279	$5,340,302	$5,430,039	$5,365,825
Total debt / total book capitalization	50.6%	50.5%	50.1%	49.1%	48.1%

Selected Balance Sheet Data:
Total assets	$5,576,405	$5,595,575	$5,641,875	$5,711,717	$5,679,307
Total liabilities	$2,973,538	$2,967,361	$2,974,415	$2,949,297	$2,892,873
Real estate, at cost	$6,407,884	$6,366,284	$6,351,168	$6,264,855	$6,196,231
Total debt / real estate, at cost	41.6%	42.1%	42.1%	42.6%	41.6%

Market Capitalization:
Total debt (book value)	$2,668,288	$2,679,065	$2,672,842	$2,667,619	$2,579,391
Plus: market value of preferred shares (at end of period)	219,718	206,965	293,808	331,157	314,333
Plus: market value of common shares (at end of period)	1,397,661	1,928,511	2,298,041	3,194,240	3,025,232
Total market capitalization	$4,285,667	$4,814,541	$5,264,691	$6,193,016	$5,918,956
Total debt / total market capitalization	62.3%	55.6%	50.8%	43.1%	43.6%

Selected Income Statement Data:
Total revenues	$282,137	$312,583	$338,775	$319,179	$326,760
EBITDA (2)(5)	$132,768	$144,200	$141,963	$156,371	$154,317
Net income available for common shareholders (3)(4)(5)	$47,463	$32,915	$(24,549)	$48,286	$75,984
Funds from operations (FFO) available for common shareholders (3)(5)(6)	$88,239	$99,758	$97,491	$110,904	$108,270
Common distributions declared	$72,374	$72,366	$72,342	$72,298	$72,298

Per Share Data:
Net income available for common shareholders (3)(4)(5)	$0.51	$0.35	$(0.26)	$0.51	$0.81
FFO available for common shareholders (3)(5)(6)	$0.94	$1.06	$1.04	$1.18	$1.15
Common distributions declared	$0.77	$0.77	$0.77	$0.77	$0.77
FFO payout ratio	82.0%	72.5%	74.2%	65.2%	67.0%

Coverage Ratios:
EBITDA (2) / interest expense	3.6x	3.9x	3.9x	4.2x	4.1x
EBITDA (2) / interest expense and preferred distributions	3.0x	3.3x	3.2x	3.5x	3.4x

(1)	HPT had no outstanding dilutive common share equivalents during the periods presented.
(2)	See page 14 for our calculation of EBITDA.
(3)

Includes for the quarter ended June 30, 2008, a $53,225, or a $0.57 per share, non-cash loss on impairment related to the writedown of certain intangible assets arising from our acquisition of TA to their estimated fair value.

(4)

Includes for the quarters ended September 30, 2008 and December 31, 2008, a $15,000, or $0.16 per share, rent deferral by TA. We have not recognized the deferred rent as revenue due to uncertainties regarding its payment by TA in the future.

(5)	Includes for the quarter ended June 30, 2008, $19,613, or a $0.21 per share, reserve for the straight line rent receivable relating to our TA No 1. lease.
(6)	See page 15 for our calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONSOLIDATED BALANCE SHEET

(dollars in thousands, except share data)

	As of December 31, 2008	As of December 31, 2007

ASSETS

Real estate properties, at cost:
Land	$1,392,614	$1,377,520
Buildings, improvements and equipment	5,015,270	4,818,711
	6,407,884	6,196,231
Accumulated depreciation	(1,060,203)	(849,470)
	5,347,681	5,346,761
Cash and cash equivalents	22,450	23,401
Restricted cash (FF&E reserve escrow)	32,026	28,134
Other assets, net	174,248	281,011
	$5,576,405	$5,679,307

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$396,000	$158,000
Senior notes, net of discounts	1,693,730	1,842,756
Convertible senior notes	575,000	575,000
Mortgage payable	3,558	3,635
Security deposits	169,406	169,406
Accounts payable and other liabilities	128,078	134,705
Due to affiliates	3,012	4,617
Dividends payable	4,754	4,754
Total liabilities	2,973,538	2,892,873

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value;
100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Series C preferred shares; 7% cumulative redeemable; 12,700,000 shares issued and outstanding, aggregate liquidation preference $317,500	306,833	306,833
Common shares of beneficial interest, $0.01 par value; 150,000,000 shares authorized; 93,991,635 and 93,892,719 shares issued and outstanding, respectively	940	939
Additional paid-in capital	3,051,014	3,048,881
Accumulated other comprehensive loss	(511)	—
Cumulative net income	1,845,074	1,711,079
Cumulative preferred distributions	(123,641)	(93,761)
Cumulative common distributions	(2,560,148)	(2,270,843)
Total shareholders’ equity	2,602,867	2,786,434
	$5,576,405	$5,679,307

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Revenues:
Hotel operating revenues (1)	$199,075	$227,031	$899,474	$941,455
Minimum rent (1)(2)	72,608	87,945	322,949	310,764
Percentage rent (3)	5,102	6,055	5,102	6,055
FF&E reserve income (4)	5,217	5,293	23,837	22,286
Interest income	135	436	1,312	4,919
Total revenues	282,137	326,760	1,252,674	1,285,479

Expenses:
Hotel operating expenses	119,265	137,758	620,008	657,000
Interest (including amortization of deferred financing costs of $1,009, $1,051, $4,066 and $3,659, respectively)	36,558	38,029	147,184	140,517
Depreciation and amortization	60,889	56,218	239,166	216,688
General and administrative	8,831	9,421	37,751	37,223
TA spin off costs (5)	—	—	—	2,711
Reserve for straight line rent receivable (6)	—	—	19,613	—
Loss on asset impairment (7)	—	1,332	53,225	1,332
Total expenses	225,543	242,758	1,116,947	1,055,471

Income before gain (loss) on sale of real estate and income taxes	56,594	84,002	135,727	230,008
Gain (loss) on sale of real estate, net (8)	(1,160)	—	114	—
Income before income taxes	55,434	84,002	135,841	230,008
Income tax expense	(501)	(548)	(1,846)	(2,191)

Income from continuing operations	54,933	83,454	133,995	227,817
Discontinued operations (9):
Income from discontinued operations	—	—	—	7,440
Gain on sale of real estate used by discontinued operations	—	—	—	95,711
	—	—	—	103,151

Net income	54,933	83,454	133,995	330,968

Preferred distributions	(7,470)	(7,470)	(29,880)	(26,769)
Net income available for common shareholders	$47,463	$75,984	$104,115	$304,199

Weighted average common shares outstanding	93,984	93,891	93,944	93,109

Basic and diluted net income per common share:
Income from continuing operations available for common shareholders	$0.51	$0.81	$1.11	$2.16
Income from discontinued operations available for common shareholders	$—	$—	$—	$1.11
Net income available for common shareholders	$0.51	$0.81	$1.11	$3.27

See notes to consolidated statement of income on page 12.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

NOTES TO CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(1)           At December 31, 2008, each of our our 289 hotels are included in one of eleven operating agreements of hotels of which 197 are leased to our taxable REIT subsidiaries and managed by independent hotel operating companies and 92 are leased to third parties. Our 185 travel centers are leased under two agreements. Our consolidated statement of income includes hotel operating revenues and expenses of managed hotels and rental income from our leased hotels and travel centers.

(2)           During the three and twelve months ended December 31, 2008, TravelCenters of America LLC, or TA, elected to defer $15,000, or $0.16 per share, and $30,000, or $0.32 per share, respectively, of rents under the previously announced rent deferral agreement.  We have not recognized the deferred rent as revenue due to uncertainties regarding its payment by TA.

(3)           In calculating net income we recognize percentage rental income in the fourth quarter, which is when all contingencies are met and the income is earned.

(4)           Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E reserve escrows.  At December 31, 2008, we own all the FF&E escrows for our hotels.  Through July 26, 2007, we had a security and remainder interest in the FF&E reserve escrows for our former Homestead Studio Suites hotels (see Note 9). When we own the FF&E reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent.  When we had a security and remainder interest in the FF&E reserve escrows of our Homestead Studio Suites hotels, deposits were not included in revenue.  We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(5)           During the first quarter of 2007, we expensed $2,711 of costs in connection with the spin off of our former subsidiary, TA, to our shareholders on January 31, 2007.

(6)           During the second quarter of 2008, we recorded a $19,613, or $0.21 per share, non-cash reserve for the straight line rent receivable relating to our TA No. 1 lease.

(7)           During the fourth quarter of 2007, we recorded a $1,332, or $0.01 per share, non-cash loss on asset impairment in connection with our decision to pursue the sale of our AmeriSuites hotel in Atlantic Beach, North Carolina.  During the second quarter of 2008, we recorded a $53,225, or $0.57 per share, non-cash loss on asset impairment related to the write down of certain intangible assets arising from our January 2007 TA acquisition to their estimated fair value.

(8)           During the first quarter of 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645.  During the second quarter of 2008, we sold our AmeriSuites hotel in Atlantic Beach, North Carolina for $6,350 and recognized a gain on sale of $629.  During the fourth quarter of 2008, we sold our AmeriSuites hotel in Tampa, Florida for $2,500 and recognized a loss on sale of $1,160.

(9)           Income from discontinued operations relates to the 18 Homestead Studio Suites hotels that we sold in July, 2007.  We have reclassified our consolidated statement of income for all periods presented to show the results of operations of these hotels which have been sold as discontinued.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Twelve Months Ended
	12/31/2008	12/31/2007

Cash flows from operating activities:
Net income	$133,995	$330,968
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	239,166	218,319
Amortization of deferred financing costs as interest	4,066	3,659
Straight line rental income	(3,780)	(15,851)
Reserve for straight line rent receivable	19,613	—
Other non-cash (income) expense, net	(992)	(4,363)
FF&E reserve income and deposits	(63,047)	(57,912)
Loss on asset impairment	53,225	1,332
Gain on sale of real estate used by discontinued operations	—	(95,711)
Gain on sale of real estate, net	(114)	—
Change in assets and liabilities:
Decrease (increase) in other assets	5,676	(14,089)
(Decrease) increase in accounts payable and other	(10,767)	19,147
(Decrease) increase in due to affiliate	(1,605)	2,730
Cash provided by operating activities	375,436	388,229

Cash flows from investing activities:
Real estate acquisitions	(127,133)	(2,629,215)
FF&E reserve fundings	(34,001)	(64,241)
Decrease in security deposits	—	(15,960)
Net proceeds from sale of real estate used by discontinued operations	—	205,350
Net proceeds from sale of real estate	15,969	—
Cash used in investing activities	(145,165)	(2,504,066)

Cash flows from financing activities:
Issuance of common shares, net	—	343,451
Issuance of preferred shares, net	—	306,833
Issuance of senior notes, net of discount	—	645,843
Issuance of convertible senior notes	—	575,000
Repayment of senior notes	(150,000)	—
Draws on revolving credit facility	598,000	1,022,000
Repayments of revolving credit facility	(360,000)	(864,000)
Draws on interim credit facility	—	1,400,000
Repayments of interim credit facility	—	(1,400,000)
Deferred financing costs incurred	(37)	(17,892)
Distributions to preferred shareholders	(29,880)	(23,929)
Distributions to common shareholders	(289,305)	(280,158)
Distribution of TA to common shareholders	—	(121,166)
Cash (used in) provided by financing activities	(231,222)	1,585,982

Decrease in cash and cash equivalents	(951)	(529,855)
Cash and cash equivalents at beginning of period	23,401	553,256
Cash and cash equivalents at end of period	$22,450	$23,401

Supplemental cash flow information:
Cash paid for interest	$141,813	$119,200
Cash paid for income taxes	$3,897	$1,604

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$71,760	$58,668
Property managers’ purchases with FF&E reserve	(101,869)	(122,138)

Non cash financing activities:
Issuance of common shares	$2,134	$1,819
Distribution of TA to common shareholders	—	(216,084)

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CALCULATION OF EBITDA

(in thousands)

		For the Three Months Ended		For the Twelve Months Ended
		12/31/2008	12/31/2007	12/31/2008	12/31/2007

Net income (1)(2)		$54,933	$83,454	$133,995	$330,968
Plus:	Interest expense	36,558	38,029	147,184	140,517
	Depreciation and amortization (continuing operations)	60,889	56,218	239,166	216,688
	Depreciation and amortization (discontinued operations) (3)	—	—	—	1,636
	Income taxes (continuing operations)	501	548	1,846	2,191
	Loss on asset impairment (continuing operations) (4)	—	1,332	53,225	1,332
	Loss on sale of real estate (continuing operations) (7)	1,160	—	1,160	—
Less:	Deferred percentage rent previously recognized in EBITDA (continuing operations) (5)	(4,385)	(4,748)	—	—
	Deferred additional returns previously recognized in EBITDA (continuing operations) (6)	(16,888)	(20,516)	—	—
	Gain on sale of real estate (continuing operations) (7)	—	—	(1,274)	—
	Gain on sale of real estate (discontinued operations) (3)	—	—	—	(95,711)
EBITDA		$132,768	$154,317	$575,302	$597,621

(1)   Net income for the three and twelve months ended December 31, 2008 is reduced by a $15,000 and $30,000, respectively, rent deferral by TA.  We have not recognized the deferred rent as revenue due to uncertainties regarding its payment by TA in the future.

(2)   Net income for the twelve months ended December 31, 2008 includes a non-cash reserve of $19,613 for the straight line rent receivable relating to our TA No. 1 lease.

(3)   During the third quarter of 2007, we sold our 18 Homestead Studio Suites® hotels.  We reclassified our consolidated statement of income for all periods presented to show the results of operations of these hotels which have been sold as discontinued.

(4)   During the fourth quarter of 2007, we recorded a $1,332, or $0.01 per share, non-cash loss on asset impairment in connection with our decision to pursue the sale of our AmeriSuites hotel in Atlantic Beach, North Carolina.  During the second quarter of 2008, we recorded a $53,225 non-cash loss on asset impairment related to the write down of certain intangible assets arising from our TA acquisition to their estimated fair value.

(5)   In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include these amounts in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters. Percentage rent income included in EBITDA was $717 and $1,307 in the fourth quarter of 2008 and 2007, respectively.

(6)   Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include these amounts in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.  Additional returns included in EBITDA were $(1,958) and 3,655 in the fourth quarter of 2008 and 2007, respectively.

(7)   During the first quarter of 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645.  During the second quarter of 2008, we sold our AmeriSuites hotel in Atlantic Beach, North Carolina for $6,350 and recognized a gain on sale of $629.  During the Fourth Quarter 2008, we sold our AmeriSuites hotel in Tampa, Florida for $2,500 and recognized a loss on sale of $1,160.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, income tax expense, deferred percentage rent, deferred additional returns and loss on asset impairment less gain on sale of real estate.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performances and of operating performances among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(in thousands, except per share data)

		For the Three Months Ended		For the Twelve Months Ended
		12/31/2008	12/31/2007	12/31/2008	12/31/2007

Net income available for common shareholders (1)(2)		$47,463	$75,984	$104,115	$304,199
Plus:	FF&E deposits not in net income (3)	—	—	—	990
	Depreciation and amortization (continuing operations)	60,889	56,218	239,166	216,688
	Depreciation and amortization (discontinued operations) (4)	—	—	—	1,636
	Loss on asset impairment (continuing operations) (5)	—	1,332	53,225	1,332
	TA spin off costs (continuing operations) (6)	—	—	—	2,711
	Loss on sale of real estate (continuing operations) (9)	1,160	—	1,160	—
Less:	Deferred percentage rent previously recognized in FFO (continuing operations) (7)	(4,385)	(4,748)	—	—
	Deferred additional returns previously recognized in FFO (continuing operations) (8)	(16,888)	(20,516)	—	—
	Gain on sale of real estate (continuing operations) (9)	—	—	(1,274)	—
	Gain on sale of real estate (discontinued operations) (4)	—	—	—	(95,711)
FFO available for common shareholders		$88,239	$108,270	$396,392	$431,845

Weighted average shares outstanding		93,984	93,891	93,944	93,109

Net income available for common shareholders per share		$0.51	$0.81	$1.11	$3.27
FFO available for common shareholders per share		$0.94	$1.15	$4.22	$4.64

(1)   Net income for the three and twelve months ended December 31, 2008 is reduced by a $15,000 and $30,000, respectively, rent deferral by TA.  We have not recognized the deferred rent as revenue due to uncertainties regarding its payment by TA in the future.

(2)   Net income for the twelve months ended December 31, 2008 includes a non-cash reserve of $19,613 for the straight line rent receivable relating to our TA No. 1 lease.

(3)   Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows.  At December 31, 2008, we own all the FF&E escrows for our hotels.  Through July 26, 2007, we had a security and remainder interest in the FF&E Reserve escrows for our former Homestead Studio Suites hotels (see Note 4). When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent.  When we had a security and remainder interest in the FF&E Reserve escrows of our Homestead Studio Suites hotels, deposits were not included in revenue.  We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(4)   During the third quarter of 2007, we sold our 18 Homestead Studio Suites® hotels.  We reclassified our consolidated statement of income for all periods presented to show the results of operations of these hotels which have been sold as discontinued.

(5)   During the fourth quarter of 2007, we recorded a $1,332, or $0.01 per share, non-cash loss on asset impairment in connection with our decision to pursue the sale of our AmeriSuites hotel in Atlantic Beach, North Carolina.  During the second quarter of 2008, we recorded a $53,225 non-cash loss on asset impairment related to the write down of certain intangible assets arising from our TA acquisition to their estimated fair value.

(6)   During the first quarter of 2007, we expensed $2,711 of costs in connection with the spin off of our former subsidiary, TA, to our shareholders on January 31, 2007.

(7)   In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include these estimated amounts in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.  Percentage rental income included in FFO was $717 and $1,307 in the fourth quarter of 2008 and 2007, respectively.

(8)   Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include these estimated amounts in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.  Additional returns included in FFO were $(1,958) and $3,665 in the fourth quarter of 2008 and 2007, respectively.

(9)   During the first quarter of 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645.  During the second quarter of 2008, we sold our AmeriSuites hotel in Atlantic Beach, North Carolina for $6,350 and recognized a gain on sale of $629.  During the Fourth Quarter 2008, we sold our AmeriSuites hotel in Tampa, Florida for $2,500 and recognized a loss on sale of $1,160.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see Note 3), deferred percentage rent (see Note 7) and deferred additional returns (see Note 8) and  exclude loss on asset impairment (see Note 5) and TA spin off costs (see Note 6).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SEGMENT INFORMATION

(in thousands)

	For the Three Months Ended December 31, 2008
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$199,075	$—	$—	$199,075
Minimum rent	31,090	41,518	—	72,608
Percentage rent	5,102	—	—	5,102
FF&E reserve income	5,217	—	—	5,217
Interest income	—	—	135	135
Total revenues	240,484	41,518	135	282,137
Hotel operating expenses	(119,265)	—	—	(119,265)
Operating income	121,219	41,518	135	162,872

Interest expense	—	—	36,558	36,558
Depreciation and amortization expense	39,382	21,507	—	60,889
General and administrative expense	—	—	8,831	8,831
Total expenses	39,382	21,507	45,389	106,278

Income (loss) before loss on sale of real estate and income taxes	81,837	20,011	(45,254)	56,594
Loss on sale of real estate	(1,160)	—	—	(1,160)
Income (loss) before income taxes	80,677	20,011	(45,254)	55,434
Income tax expense	—	—	(501)	(501)

Income (loss) from continuing operations	$80,677	$20,011	$(45,755)	$54,933

	For the Twelve Months Ended December 31, 2008
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$899,474	$—	$—	$899,474
Minimum rent	124,396	198,553	—	322,949
Percentage rent	5,102	—	—	5,102
FF&E reserve income	23,837	—	—	23,837
Interest income	—	—	1,312	1,312
Total revenues	1,052,809	198,553	1,312	1,252,674
Hotel operating expenses	(620,008)	—	—	(620,008)
Operating income	432,801	198,553	1,312	632,666

Interest expense	—	—	147,184	147,184
Depreciation and amortization expense	155,488	83,678	—	239,166
General and administrative expense	—	—	37,751	37,751
Reserve for straight line rent receivable	—	19,613	—	19,613
Loss on asset impairment	—	53,225	—	53,225
Total expenses	155,488	156,516	184,935	496,939

Income (loss) before gain (loss) on sale of real estate and income taxes	277,313	42,037	(183,623)	135,727
Gain (loss) on sale of real estate, net	114	—	—	114
Income (loss) before income taxes	277,427	42,037	(183,623)	135,841
Income tax expense	—	—	(1,846)	(1,846)

Income (loss) from continuing operations	$277,427	$42,037	$(185,469)	$133,995

Total assets	$3,181,053	$2,350,097	$45,255	$5,576,405

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SEGMENT INFORMATION

(in thousands)

	For the Three Months Ended December 31, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$227,031	$—	$—	$227,031
Minimum rent	29,301	58,644	—	87,945
Percentage rent	6,055	—	—	6,055
FF&E reserve income	5,293	—	—	5,293
Interest income	—	—	436	436
Total revenues	267,680	58,644	436	326,760
Hotel operating expenses	(137,758)	—	—	(137,758)
Operating income	129,922	58,644	436	189,002

Interest expense	—	—	38,029	38,029
Depreciation and amortization expense	37,888	18,330	—	56,218
General and administrative expense	—	—	9,421	9,421
Loss on asset impairment	1,332	—	—	1,332
Total expenses	39,220	18,330	47,450	105,000

Income (loss) before income taxes	90,702	40,314	(47,014)	84,002
Income tax expense	—	—	(548)	(548)

Income (loss) from continuing operations	$90,702	$40,314	$(47,562)	$83,454

	For the Twelve Months Ended December 31, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$941,455	$—	$—	$941,455
Minimum rent	117,193	193,571	—	310,764
Percentage rent	6,055	—	—	6,055
FF&E reserve income	22,286	—	—	22,286
Interest income	—	—	4,919	4,919
Total revenues	1,086,989	193,571	4,919	1,285,479
Hotel operating expenses	(657,000)	—	—	(657,000)
Operating income	429,989	193,571	4,919	628,479

Interest expense	—	—	140,517	140,517
Depreciation and amortization expense	147,401	69,287	—	216,688
General and administrative expense	—	—	37,223	37,223
TA spin off costs	—	—	2,711	2,711
Loss on asset impairment	1,332	—	—	1,332
Total expenses	148,733	69,287	180,451	398,471

Income (loss) before income taxes	281,256	124,284	(175,532)	230,008
Income tax expense	—	—	(2,191)	(2,191)

Income (loss) from continuing operations	$281,256	$124,284	$(177,723)	$227,817

Total assets	$3,247,762	$2,378,659	$52,886	$5,679,307

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

DEBT SUMMARY

(dollars in thousands)

	Interest	Principal		Maturity		Years to
	Rate	Balance		Date		Maturity

Secured Fixed Rate Debt:

Mortgage - secured by one hotel in Overland Park, KS	8.300%	$3,558		07/01/11		2.5

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (1)	1.030%	$396,000		10/24/10		1.8

Unsecured Fixed Rate Debt:
Senior notes due 2010	9.125%	$50,000		07/15/10		1.5
Senior notes due 2012	6.850%	125,000		07/15/12		3.5
Senior notes due 2013	6.750%	300,000		02/15/13		4.1
Senior notes due 2015	5.125%	300,000		02/15/15		6.1
Senior notes due 2016	6.300%	275,000		06/15/16		7.5
Senior notes due 2017	5.625%	300,000		03/15/17		8.2
Senior notes due 2018	6.700%	350,000		01/15/18		9.0
Convertible senior notes due 2027	3.800%	575,000	(2)	03/15/27	(3)	18.2
Total / weighted average unsecured fixed rate debt	5.637%	$2,275,000				9.6

Weighted average secured fixed rate debt / total	8.300%	$3,558				2.5
Weighted average unsecured floating rate debt / total	1.030%	396,000				1.8
Weighted average unsecured fixed rate debt / total	5.637%	2,275,000				9.6
Weighted average debt / total	4.959%	$2,674,558				8.4

(1)          Represents amounts outstanding on our $750 million revolving credit facility at December 31, 2008.  Subject to certain conditions, at our option, this facility’s maturity date can be extended to October 24, 2011 with a payment of $1,500 (20 b.p.).  Interest rate is as of December 31, 2008.

(2)          In February 2009, we repurchased $113 million of our convertible senior notes at a total cost of $82 million, excluding accrued interest, using borrowings under our revolving credit facility.

(3)          The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events prior to March 20, 2012.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured
	Fixed Rate	Floating		Fixed
Year	Debt	Rate Debt		Rate Debt		Total
2009	$84	$—		$—		$84
2010	91	396,000	(1)	50,000		446,091
2011	3,383	—		—		3,383
2012	—	—		125,000		125,000
2013	—	—		300,000		300,000
2014	—	—		—		—
2015	—	—		300,000		300,000
2016	—	—		275,000		275,000
2017	—	—		300,000		300,000
2018	—	—		350,000		350,000
2027	—	—		575,000	(2) (3)	575,000
	$3,558	$396,000		$2,275,000		$2,674,558

(1)          Represents amounts outstanding on our $750 million revolving credit facility at December 31, 2008.  Subject to certain conditions, at our option, this facility’s maturity date can be extended to October 24, 2011 with a payment of $1,500 (20 b.p.).  Interest rate is as of December 31, 2008.

(2)         The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount.  Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events prior to March 20, 2012.

(3)         In February 2009, we repurchased $113 million of our convertible senior notes at a total cost of $82 million, excluding accrued interest, using borrowings under our revolving credit facility.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Leverage Ratios:

Total debt / total assets	47.8%	47.9%	47.4%	46.7%	45.4%
Total debt / real estate assets, at cost	41.6%	42.1%	42.1%	42.6%	41.6%
Total debt / total book capitalization	50.6%	50.5%	50.1%	49.1%	48.1%
Total debt / total market capitalization	62.3%	55.6%	50.8%	43.1%	43.6%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	14.8%	15.2%	15.0%	14.8%	6.1%

Coverage Ratios:

EBITDA (1) / interest expense	3.6x	3.9x	3.9x	4.2x	4.1x
EBITDA (1) / interest expense and preferred distributions	3.0x	3.3x	3.2x	3.5x	3.4x

Public Debt Covenants: (2)

Total debt / adjusted total assets - allowable maximum 60.0%	41.2%	41.6%	41.2%	41.9%	41.2%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	3.57x	3.68x	3.17x	3.69x	4.47x
Total unencumbered assets to unsecured debt - required minimum 150% / 200%	242.9%	240.3%	240.3%	238.7%	220.1%

(1)           See page 14 for our calculation of EBITDA.

(2)           Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

	As of and For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007

HPT Owned:
FF&E reserves (beginning of period)	$37,485	$37,003	$45,469	$28,134	$25,698
Manager deposits	17,286	18,732	16,246	19,496	14,642
HPT fundings (2):
Carlson	—	—	125	172	197
Marriott	4,881	829	5,431	9,772	3,016
Hyatt	—	1,000	1,500	600	7,500
InterContinental	—	—	—	9,691	1,300
Hotel improvements	(27,626)	(20,079)	(31,768)	(22,396)	(24,219)
FF&E reserves (end of period)	$32,026	$37,485	$37,003	$45,469	$28,134

(1)         Generally, each of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  We own all the FF&E reserve escrows for our hotels.

(2)         Represents FF&E reserve deposits not funded by hotel operations, but separately funded by us.  The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves.  To the extent we make such fundings, our annual minimum returns or rent generally increases by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

2008 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2008 ACQUISITIONS (through 12/31/2008):

				Number			Purchase
Date				of Rooms	Operating	Purchase	Price per
Acquired	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

There were no hotel acquisitions during the twelve months ended December 31, 2008

On March 17, 2008 we acquired land and improvements at our Petro travel center in Sparks, Nevada for $42,500.  This acquisition includes 42 acres of land, a 45,000 sq. ft. travel center, including a restaurant, convenience store, and casino plus an adjacent office building and hotel (71 keys).

2008 DISPOSITIONS (through 12/31/08):

				Number			Purchase
Date				of Rooms	Operating	Purchase	Price per
Disposed	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

2/5/08	1	Park Plaza	North Phoenix, AZ	166	Carlson	$8,000	$48
6/18/08	1	AmeriSuites	Atlantic Beach, NC	111	Hyatt	6,350	57
12/18/08	1	AmeriSuites	Tampa, FL	59	Hyatt	2,500	42

Total 2008	3			336		$16,850	$50

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

2008 FINANCING ACTIVITIES

 (share amounts and dollars in thousands)

For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Debt Transactions: (1)
New debt raised	$—	$—	$—	$—
Total new debt	—	—	—	—

Debt retired	—	—	—	(150,000)
Net debt	$—	$—	$—	$(150,000)

Equity Transactions:
New common shares issued	—	—	—	—
New common equity raised, net	$—	$—	$—	$—

New preferred shares issued	—	—	—	—
New preferred equity raised, net	$—	$—	$—	$—
Total new equity	$—	$—	$—	$—

(1)   Excludes drawings and repayments under our revolving credit facility.

OPERATING AGREEMENTS
AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Marriott (no. 1)	Marriott (no. 2)	Marriott (no. 3) (1)	Marriott (no. 4)	Marriott (no. 5) (1)	InterContinental (no. 1)	InterContinental (no. 2)

Number of Properties	53	18	34	19	1	31	76

Number of Rooms / Suites	7,610	2,178	5,020	2,756	356	3,844	9,220

Property Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Marriott®	Staybridge Suites®	Candlewood Suites®

Number of States	24	14	14	14	1	16	29

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiaries of Marriott International	Subsidiaries of Marriott International	Subsidiary of Marriott International	Subsidiary of InterContinental	Subsidiary of InterContinental

Tenant	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of Marriott International	Our TRS	Our TRS

Investment at December 31, 2008 (2)	$588,602	$210,022	$425,894	$274,222	$47,035	$436,708	$589,405

End of Current Term	2012	2010 (3)	2019	2015	2019	2031	2028

Renewal Options (4)	3 for 12 years each	(3)	2 for 15 years each	2 for 10 years each	4 for 15 years each	2 for 12.5 years each	2 for 15 years each

Annual Minimum Return / Minimum Rent	$58,722	$20,984	$44,028	$28,508	$5,522	$37,882	$50,000

Additional Return (5)	—	—	$711	—	—	—	$10,000

Percentage Return / Rent (6)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7% of revenues above 1999/2000 revenues	CPI based calculation	7.5% of revenues above 2004/06/08 revenues	7.5% of revenues above 2006/07 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508	—	$36,872 (7)	—

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Marriott guarantee; parent minimum net worth requirement	Limited guarantee provided by InterContinental; parent minimum net worth requirement	Limited guarantee provided by InterContinental; parent minimum net worth requirement

(1)   Effective January 1, 2008, we entered into a new lease for our Marriott Kauai Resort Beach Club with a subsidiary of Marriott International, Inc.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries.

(2)   Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)   On November 13, 2008, we were notified by the tenant that it will not exercise its renewal option at the end of the current lease term.  Upon expiration of the agreement, we expect to lease the hotels to one of our TRSs with the hotel brands and management agreement with Marriott not expected to change.

(4)   Renewal options may be exercised by the manager or tenant for all, but not less than all, of the properties within each combination.

(5)   These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain management fees.

(6)   Each management contract or lease provides for payment to us of a percentage of increases in total property sales over a base year level as additional return or rent.

(7)   A single $36,872 deposit secures InterContinental’s obligations under the InterContinental  No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	InterContinental (no. 3)	InterContinental (no. 4)	Hyatt	Carlson	TA (no. 1)	TA (no. 2)	Total / Range / Average (all investments)

Number of Properties	14	10	22	11	145	40	474

Number of Rooms / Suites	4,139	2,937	2,725	2,096	(1)	—	42,881 (1)

Property Brands	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Staybridge Suites®	AmeriSuites® / Hyatt PlaceTM	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	TravelCenters of America®	Petro Stopping Centers®	17 Brands

Number of States	7 plus Ontario and Puerto Rico	5	14	7	39	25	44 plus Ontario and Puerto Rico

Manager	Subsidiaries of InterContinental	Subsidiaries of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	TA	TA	5 Managers

Tenant	Our TRS and a subsidiary of InterContinental	Our TRS	Our TRS	Our TRS	Subsidiary of TA	Subsidiary of TA	5 Tenants

Investment at December 31, 2008 (2)	$512,373	$240,340	$299,342	$202,251	$1,832,354	$705,506	6,364,054

End of Current Term	2029	2030	2030	2030	2022	2024	2010-2031

Renewal Options (3)	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	N/A	2 for 15 years each

Annual Minimum Return / Minimum Rent	$44,258	$21,130	$21,777	$12,920	$159,901 (4)(5)	$66,177 (5)	$571,809

Additional Return (6)	$3,458	$1,750	50% of cash flow in excess of minimum return (7)	50% of cash flow in excess of minimum return (7)	—	—	$15,919

Percentage Return / Rent (8)	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2007 revenues	—	—	3% of non-fuel revenues and 0.3% of fuel revenues above 2011 revenues	3% of non-fuel revenues and 0.3% of fuel revenues above 2012 revenues

Security Deposit	$36,872 (9)	$36,872 (9)	—	—	—	—	$169,344

Other Security Features	Limited guarantee provided by InterContinental; parent minimum net worth requirement	Limited guarantee provided by InterContinental; parent minimum net worth requirement	Limited guarantee provided by Hyatt; parent minimum net worth requirement	Limited guarantee provided by Carlson; parent minimum net worth requirement	TA guarantee	TA guarantee

(1)   18  of our TA properties include hotels.  The rooms associated with these hotels have been excluded from total hotel rooms.

(2)   Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)   Renewal options may be exercised by the manager or tenant for all, but not less than all, of the properties within each combination.

(4)   Effective July 1, 2008, we entered a rent deferral arrangement with TA which provides TA the option to defer payments of up to $5 million per month of rent under the two leases for the period July 1, 2008 until December 31, 2010.  For the year ended December, 31, 2008, TA deferred $30 million in rents.  TA rents presented in this report represent their contractual obligation and do not reflect any rent deferral.

(5)   The amount of minimum rent payable to us by TA is scheduled to increase to $163,689, $167,641, $172,605 and $177,618 in 2009, 2010, 2011 and 2012, respectively.

(6)   These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain management fees.

(7)   These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(8)   Each management contract or lease provides for payment to us of a percentage of increases in total property sales over a base year level as additional return or rent.

(9)   A single $36,872 deposit secures InterContinental’s obligations under the InterContinental  No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

	Number of Properties	Percent of Number of Properties	Number of Rooms / Suites (1)	Percent of Number of Rooms / Suites (1)	Investment (2)	Percent of Investment	Investment per Room / Suite	Annual Minimum Return / Rent	Percent of Minimum Return / Rent
By Operating Agreement:
InterContinental (no. 1)	31	7%	3,844	9%	$436,708	7%	$114	$37,882	7%
InterContinental (no. 2)	76	16%	9,220	21%	589,405	9%	64	50,000	9%
InterContinental (no. 3)	14	3%	4,139	10%	512,373	8%	124	44,258	8%
InterContinental (no. 4)	10	2%	2,937	7%	240,340	4%	82	21,130	4%
Marriott (no. 1)	53	11%	7,610	18%	588,602	9%	77	58,722	10%
Marriott (no. 2)	18	4%	2,178	5%	210,022	3%	96	20,984	3%
Marriott (no. 3)	34	7%	5,020	12%	425,894	7%	85	44,028	8%
Marriott (no. 4)	19	4%	2,756	6%	274,222	4%	100	28,508	5%
Marriott (no. 5)	1	—	356	1%	47,035	1%	132	5,522	1%
Hyatt	22	5%	2,725	6%	299,342	5%	110	21,777	4%
Carlson	11	2%	2,096	5%	202,251	3%	96	12,920	2%
TA (no. 1) (3)(4)	145	31%	N/A	N/A	1,832,354	29%	N/A	159,901	28%
TA (no. 2) (3)	40	8%	N/A	N/A	705,506	11%	N/A	66,177	11%
Total	474	100%	42,881	100%	$6,364,054	100%	$89	$571,809	100%

By Manager:
InterContinental	131	28%	20,140	47%	$1,778,826	28%	$88	$153,270	27%
Marriott International	125	27%	17,920	42%	1,545,775	24%	86	157,764	27%
Hyatt	22	5%	2,725	6%	299,342	5%	110	21,777	4%
Carlson	11	2%	2,096	5%	202,251	3%	96	12,920	2%
TA (3)(4)	185	38%	N/A	N/A	2,537,860	40%	N/A	226,078	40%
Total	474	100%	42,881	100%	$6,364,054	100%	$89	$571,809	100%

By Brand:
AmeriSuites® / Hyatt PlaceTM	22	5%	2,725	6%	$299,342	5%	$110
Candlewood Suites®	76	16%	9,220	22%	589,387	9%	64
Country Inn & Suites by CarlsonSM	5	1%	753	2%	74,827	1%	99
Courtyard by Marriott®	71	15%	10,281	24%	848,597	13%	83
Crowne Plaza®	12	3%	4,406	10%	367,655	6%	83
Holiday Inn®	3	1%	697	2%	35,526	1%	51
InterContinental®	5	1%	1,479	3%	309,949	5%	210
Marriott Hotels®	3	1%	1,349	3%	117,341	2%	87
Park Plaza® Hotels & Resorts	1	0%	209	0%	11,533	0%	55
Radisson Hotels & Resorts®	5	1%	1,134	3%	115,890	2%	102
Residence Inn by Marriott®	37	8%	4,695	11%	455,185	7%	97
SpringHill Suites by Marriott®	2	0%	264	1%	20,844	0%	79
Staybridge Suites®	35	7%	4,338	10%	476,309	7%	110
TownePlace Suites by Marriott®	12	3%	1,331	3%	103,809	2%	78
TravelCenters of America®	145	30%	N/A	N/A	1,832,354	29%	N/A
Petro Stopping Centers®	40	8%	N/A	N/A	705,506	11%	N/A
Total	474	100%	42,881	100%	$6,364,054	100%	$89

(1)               18 of our TA properties include a hotel.  The rooms associated with these hotels have been excluded from total hotel rooms.

(2)               Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)               Effective July 1, 2008, we entered a rent deferral arrangement with TA which provides TA the option to defer payments of up to $5 million per month of rent under the two leases for the period July 1, 2008 until December 31, 2010.  For the year ended December 31, 2008, TA deferred $30 million in rents.  TA rents presented in this report represent their contractural obligation and do not reflect any rent deferral.

(4)               The amount of annual minimum rent payable to us by TA is scheduled to increase to $163,689, $167,641, $172,605 and $177,618 in 2009, 2010, 2011 and 2012, respectively.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT

		No. of
	No. of	Rooms /	Fourth Quarter (1)			Year to Date (1)
	Hotels	Suites	2008	2007	Change	2008	2007	Change
ADR
InterContinental (no. 1)	31	3,844	$108.43	$109.37	-0.9%	$113.41	$110.58	2.6%
InterContinental (no. 2)	76	9,220	70.72	69.98	1.1%	71.70	69.81	2.7%
InterContinental (no. 3)	14	4,139	131.82	139.58	-5.6%	142.37	141.79	0.4%
InterContinental (no. 4)	10	2,937	109.60	110.97	-1.2%	110.55	109.64	0.8%
Marriott (no. 1)	53	7,610	118.72	125.54	-5.4%	122.82	124.73	-1.5%
Marriott (no. 2)	18	2,178	118.64	126.48	-6.2%	120.36	121.23	-0.7%
Marriott (no. 3) (2)	34	5,020	107.84	109.51	-1.5%	109.90	109.08	0.8%
Marriott (no. 4)	19	2,756	114.80	119.61	-4.0%	118.43	117.55	0.7%
Marriott (no. 5) (2)	1	356	209.62	223.78	-6.3%	225.77	221.77	1.8%
Hyatt	22	2,725	97.81	94.88	3.1%	102.69	95.83	7.2%
Carlson	11	2,096	95.81	99.52	-3.7%	103.16	100.51	2.6%
Total/Average	289	42,881	$106.20	$109.06	-2.6%	$108.89	$107.71	1.1%

OCCUPANCY
InterContinental (no. 1)	31	3,844	66.6%	71.2%	-4.6pt	73.7%	74.9%	-1.2pt
InterContinental (no. 2)	76	9,220	63.5%	69.7%	-6.2pt	71.3%	74.5%	-3.2pt
InterContinental (no. 3)	14	4,139	68.1%	71.2%	-3.1pt	74.9%	76.8%	-1.9pt
InterContinental (no. 4)	10	2,937	61.3%	62.8%	-1.5pt	68.8%	68.6%	0.2pt
Marriott (no. 1)	53	7,610	60.0%	66.6%	-6.6pt	65.8%	68.6%	-2.8pt
Marriott (no. 2)	18	2,178	70.2%	72.7%	-2.5pt	72.8%	75.5%	-2.7pt
Marriott (no. 3) (2)	34	5,020	64.1%	71.0%	-6.9pt	70.7%	74.6%	-3.9pt
Marriott (no. 4)	19	2,756	66.1%	70.7%	-4.6pt	70.1%	72.3%	-2.2pt
Marriott (no. 5) (2)	1	356	68.4%	77.3%	-8.9pt	78.5%	83.9%	-5.4pt
Hyatt	22	2,725	64.3%	61.9%	2.4pt	68.2%	59.0%	9.2pt
Carlson	11	2,096	56.8%	63.6%	-6.8pt	65.0%	68.8%	-3.8pt
Total/Average	289	42,881	63.7%	68.7%	-5.0pt	70.2%	72.1%	-1.9pt

RevPAR
InterContinental (no. 1)	31	3,844	$72.21	$77.87	-7.3%	$83.58	$82.82	0.9%
InterContinental (no. 2)	76	9,220	44.91	48.78	-7.9%	51.12	52.01	-1.7%
InterContinental (no. 3)	14	4,139	89.77	99.38	-9.7%	106.64	108.89	-2.1%
InterContinental (no. 4)	10	2,937	67.18	69.69	-3.6%	76.06	75.21	1.1%
Marriott (no. 1)	53	7,610	71.23	83.61	-14.8%	80.82	85.56	-5.5%
Marriott (no. 2)	18	2,178	83.29	91.95	-9.4%	87.62	91.53	-4.3%
Marriott (no. 3) (2)	34	5,020	69.13	77.75	-11.1%	77.70	81.37	-4.5%
Marriott (no. 4)	19	2,756	75.88	84.56	-10.3%	83.02	84.99	-2.3%
Marriott (no. 5) (2)	1	356	143.38	172.98	-17.1%	177.23	186.07	-4.8%
Hyatt	22	2,725	62.89	58.73	7.1%	70.03	56.54	23.9%
Carlson	11	2,096	54.42	63.29	-14.0%	67.05	69.15	-3.0%
Total/Average	289	42,881	$67.65	$74.92	-9.7%	$76.44	$77.66	-1.6%

(1)               Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2)               Effective January 1, 2008 we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries. Prior periods have been adjusted to remove of the Kauai property from Marriott (no. 3) and report its results in Marriott (no. 5).

“ADR” is average daily rate; “RevPAR” is revenue per available room.  All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

COVERAGE BY OPERATING AGREEMENT (1)

For the Twelve Months Ended (2)
Operating Agreement	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
InterContinental (no. 1)	1.13x	1.15x	1.14x	1.12x	1.09x
InterContinental (no. 2)	1.38x	1.42x	1.42x	1.42x	1.43x
InterContinental (no. 3)	1.23x	1.32x	1.36x	1.37x	1.33x
InterContinental (no. 4)	1.02x	1.15x	1.18x	1.30x	1.39x
Marriott (no. 1)	1.47x	1.56x	1.60x	1.62x	1.63x
Marriott (no. 2)	1.13x	1.21x	1.20x	1.25x	1.33x
Marriott (no. 3) (3)	1.17x	1.24x	1.26x	1.26x	1.29x
Marriott (no. 4)	1.15x	1.21x	1.22x	1.23x	1.22x
Marriott (no. 5) (3)	0.37x	0.48x	0.61x	0.76x	0.80x
Hyatt	1.07x	1.00x	0.86x	0.70x	0.53x
Carlson	1.42x	1.51x	1.61x	1.66x	1.70x
TA (no. 1) (4)(5)	1.43x	1.24	1.17x	1.19x	1.26x
TA (no. 2) (4) (5) (6)	1.52x	1.33	1.14x	1.07x	1.13x

For the Three Months Ended (2)
Operating Agreement	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
InterContinental (no. 1)	0.87x	1.28x	1.29x	1.09x	0.93x
InterContinental (no. 2)	1.08x	1.56x	1.55x	1.32x	1.25x
InterContinental (no. 3)	0.86x	1.18x	1.59x	1.29x	1.22x
InterContinental (no. 4)	0.74x	0.95x	1.18x	1.22x	1.25x
Marriott (no. 1)	1.23x	1.58x	1.74x	1.40x	1.55x
Marriott (no. 2)	1.06x	1.36x	1.25x	0.87x	1.34x
Marriott (no. 3) (3)	0.96x	1.30x	1.47x	1.01x	1.19x
Marriott (no. 4)	1.03x	0.95x	1.29x	1.37x	1.21x
Marriott (no. 5) (3)	-0.01x	0.44x	0.36x	0.68x	0.44x
Hyatt	0.87x	1.13x	1.21x	1.09x	0.60x
Carlson	1.11x	1.40x	1.51x	1.66x	1.47x
TA (no. 1) (4)(5)	1.59x	1.80x	1.43x	1.43x	0.88x
TA (no. 2) (4) (5) (6)	1.69x	1.92x	1.51x	1.51x	0.94x

(1)               We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or minimum rent payments due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.

(2)               Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)               Effective January 1, 2008, we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc., and Marriott International, Inc. has guaranteed the rent due to us under this lease.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries.  Coverage ratios have calculated assuming the current operating agreements were in place for all periods presented.  As part of the new guaranteed lease agreement for this hotel, we have agreed to provide funding for certain capital projects at this hotel; as these improvements are funded our guaranteed rents will increase.

(4)               Includes data for periods prior to our ownership of some properties.

(5)               Effective July 1, 2008, we entered a rent deferral arrangement with TA which provides TA the option to defer payments of up to $5 million per month of rent under the two leases for the period July 1, 2008 until December 31, 2010.  For the quarter and year ended December, 31, 2008, TA deferred $15 million and $30 million, respectively, in rents.  TA rent coverage ratios have been calculated based upon the contractual rent amounts and do not reflect the impact of any rent deferral.

(6)               Includes data for periods some properties were not operated by the current operator.

All  operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent		% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2008	$—		—	—
2009	—		—	—
2010	20,984	(1)	3.6%	3.6%
2011	—		—	—
2012	58,722		10.3%	13.9%
2013	—		—	13.9%
2014	—		—	13.9%
2015	28,508		5.0%	18.9%
2016	—		—	18.9%
2017	—		—	18.9%
2018 and thereafter	463,595		81.1%	100.0%
Total	$571,809		100.0%

Weighted average remaining term	14.5 years

(1)               On November 13, 2008, we were notified that the tenant will not excersise its renewal option at the end of the current lease term.  Upon expiration of the agreement, we expect to lease the hotels to one of our taxable REIT subsidiaries; the hotel brand and management agreement with Marriott are not expected to change.